UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

BELONG ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40648	86-1450752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Washington Street, Suite 401
Brookline, MA 02445

(Address of Principal Executive Offices) (Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Class A common stock, par value $0.0001 per share	BLNG	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	BLNGW	Nasdaq Capital Market
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLNGU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, Jennifer Deason resigned as the Chief Executive Officer of Belong Acquisition Corp. (the “Company”). Ms. Deason will continue to serve as the Company’s Chairman of the Board of Directors (the “Board”) and will stay actively involved with the Company.

On June 1, 2022, the Board appointed the Company’s existing President, Chief Financial Officer and Secretary, Mr. Peter Saldarriaga, to also serve as the Company’s Chief Executive Officer. Mr. Saldarriaga has served as the Company’s President, Chief Financial Officer and Secretary since January 2021. Mr. Saldarriaga, age 39, has been a private investor since January 2020. He previously worked as a private equity investor at Bain Capital, a leading global alternative investment manager, from September 2007 until December 2019. While at Bain Capital, he was a leader in the technology, media & telecom and industrial teams in the North American Private Equity group, most recently as a Principal from 2015 to 2019, sourcing and executing new investment opportunities and serving as an advisor to management teams of several portfolio companies. Prior to joining Bain Capital, Mr. Saldarriaga spent three years at Bain and Company in New York and India as a strategy consultant serving Fortune 100 clients in the technology, media, financial services, healthcare, and private equity sectors. Mr. Saldarriaga received an MBA from Harvard Business School and an AB in Computer Science cum laude from Harvard College. Mr. Saldarriaga has no family relationships with any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022	BELONG ACQUISITION CORP.

	By:	/s/ Peter Saldarriaga
Peter Saldarriaga
Chief Financial Officer